                                                                   Exhibit 10.7

                                                      March 10, 1998


Galen Partners III, L.P.
610 Fifth Avenue, 5th Floor
New York, New York 10020


Gentlemen:

          Reference is made to the Debenture and Warrant Purchase Agreement dated the date hereof among Halsey Drug Co., Inc. (the "Company"), Galen Partners III, L.P. ("Galen") and each of the undersigned (the "Purchase Agreement") and each of the agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith (collectively with the Purchase Agreement, the "Transaction Documents"). Capitalized terms used herein which are not defined herein have the meanings ascribed to them in the Purchase Agreement.

          This will confirm that, notwithstanding anything to the contrary contained in the Transaction Documents:

          1.   Appointment of Agent

          (a) Each Purchaser hereby designates Galen as its agent (the "Agent") and irrevocably authorizes the Agent to take action on its behalf under the Transaction Documents, to exercise the powers and perform the duties described therein, and to exercise such other powers reasonably incidental thereto; provided, however, that each Purchaser shall retain the sole power and discretion to convert outstanding principal of the Debentures held by it into Shares and the exercise the Warrants held by it for Shares and to exercise any registration rights under the Transaction Documents. The Agent may perform any of its duties through its agents or employees.

          (b) This Section 1 is for the benefit of the Agent and Purchasers only. The Agent shall act only for the Purchasers and assumes no obligation to or agency or trust relationship with the Company or any of its Subsidiaries, except for the disbursement to the Purchasers of payments received by the Agent for the account of the Purchasers.
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Galen Partners III, L.P.
March 10, 1998
Page 2



          2. Nature of Duties of Agent. With respect to the other Purchasers, the Agent has no duties or responsibilities, except those expressly set forth in this agreement and the Transaction Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or in connection herewith. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have a fiduciary relationship to any Purchaser or any participant of any Purchaser.

          3. Lack of Reliance on Agent. Independently and without reliance upon the Agent, each Purchaser has made and shall continue to make its own independent investigation and analysis of the content and validity of this agreement and the Transaction Documents or of the performance and creditworthiness of the Company thereunder. The Agent assumes no responsibility and undertakes no obligation to make inquiry with respect to such matters.

          4. Certain Rights of the Agent. The Agent may request instructions from the Purchasers at any time. If the Agent requests instructions from the Purchasers with respect to any action or inaction, the Agent shall be entitled to await instructions from such Purchasers before such action or inaction. No Purchaser shall have any right of action based upon the Agent's action or inaction in response to instructions from such Purchasers.

          5. Reliance by Agent. The Agent may rely upon written or telephonic communication it believes to be genuine and to have been signed, sent or made by the proper person. The Agent may obtain the advice of legal counsel (including, for matters concerning the Company, counsel for the Company), independent public accountants and other experts selected by it and shall have no liability for action or inaction in good faith based upon such advice.

          6. Indemnification of Agent. Each Purchaser agrees to reimburse and indemnify the Agent for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or otherwise relating to this agreement and the Transaction Documents, unless resulting from the Agent's gross negligence or willful misconduct.

          7. The Agent in its Individual Capacity. In its individual capacity, the Agent shall have the same rights and powers hereunder as any other Purchaser and may exercise them as though it was not performing the duties specified herein.
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Galen Partners III, L.P.
March 10, 1998
Page 3


          8.   Successor Agent.

          (a) The Agent may, upon fifteen (15) business days' notice to the Purchasers and the Company, resign by giving written notice thereof to the Purchasers and the Company. The Agent's resignation shall be effective upon the appointment of a successor Agent.

          (b) Upon receipt of the Agent's resignation, the Purchasers may appoint a successor Agent. If a successor Agent has not accepted its appointment within fifteen business days, then the retiring Agent may, on behalf of the Purchasers, appoint a successor Agent.

          (c) Upon its acceptance of the agency hereunder, a successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this agreement. The retiring Agent shall continue to have the benefit of this agreement for any action or inaction while it was Agent.

          9.   Collateral Matters.

               (a) Each Purchaser authorizes and directs the Agent to enter into the other agreements for the benefit of the Purchasers. At any time, without notice to or consent from any Purchaser, the Agent may take any action necessary or advisable to perfect and maintain the perfection of the liens upon the Collateral.

               (b) The Agent is authorized to release any lien granted to or held by the Agent upon any Collateral.

               (c) The Agent shall have no obligation to assure that the Collateral exists or is owned by the Company or any of its Subsidiaries, or that such Collateral is cared for, protected or insured, or that the liens in the Collateral have been created, perfected, or have any particular priority. With respect to the Collateral, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Purchasers, and it shall have no duty or liability whatsoever to the Purchasers, except for its gross negligence or willful misconduct.

          10. Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof.

          11. Governing Law. This Agreement is entered into in accordance with and shall be governed by the laws of the State of New York, without regard to any principles of conflicts of laws.
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Galen Partners III, L.P.
March 10, 1998
Page 4


          12. Severability. If any provision or portion of any provision of this agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remaining portions of any such provision and the remaining provisions hereof shall remain in effect.

          13. Further Assurances. The Purchasers and the Agent shall execute, in a proper and timely manner, at or after the date hereof, such additional documents and instruments as may be reasonably requested by the other parties in connection with the consummation or confirmation of the transactions contemplated by this agreement.

          14. Counterparts. This agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, and no modification or amendment may be made except by a written instrument signed by all parties.

          16. Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered in person, by facsimile transmission followed promptly by first class mail or by overnight mail, and delivered, if to any Purchaser, then to the address set forth opposite the name of the Purchaser on the signature page hereof, and if to the Agent, then to the attention of Mr. Srini Conjeevaram c/o Galen Associates, Rockefeller Center, 610 Fifth Avenue, 5th Floor, New York, New York 10020, fax no. (212) 218-4999, with a copy to George N. Abrahams, Esq. c/o Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York 10177, fax no. (212) 986-0604.

          17. Arbitration. Any controversy or claim arising out of or relating to this agreement, or any breach or termination thereof, shall be settled by arbitration in the County of New York in accordance with the laws of the State of New York and rules then obtaining of the American Arbitration Association or any successor thereto. Within ten days after a request for arbitration by one party to the other, each party shall each select one arbitrator (provided that if more than one Purchaser is a party to an arbitration with the Agent then the Purchasers shall jointly select one arbitrator). Within ten days after the second of such arbitrators has been selected, the two arbitrators thereby selected shall choose a third arbitrator who shall be the Chairman of the panel. If the first two arbitrators selected cannot agree upon a third arbitrator, the American Arbitration Association shall name the third arbitrator. The arbitration shall be held in New York County, New York. The arbitrators may grant injunctions or other relief in such dispute or controversy. In the arbitration, the parties shall be entitled to pre-hearing discovery. The decision of the arbitrators shall be final, conclusive and binding on the parties to the arbitration. In connection with such arbitration and the enforcement of any award rendered as a result thereof, the parties hereto irrevocably consent to the personal jurisdiction
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Galen Partners III, L.P.
March 10, 1998
Page 5

of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                        Very truly yours,


Name and Signature of Purchaser:        Address of Purchaser:

Galen Employee Fund III, L.P.           610 Fifth Avenue, 5th Floor
By: Wesson Enterprises, Inc.            NY, NY 10020


By: /s/ Bruce F. Wesson
   --------------------
     President
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Galen Partners III, L.P.
March 10, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.



                                           Very truly yours,


Name and Signature of Purchaser:           Address of Purchaser:

Galen Partners III, L.P.
Claudius, L.L.C.                           610 Fifth Avenue, Suite 5
---------------------------------          -------------------------------

By: /s/ Bruce F. Wesson                    New York, NY 10020
   ------------------------------          -------------------------------
        Managing Member
                                           -------------------------------
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Galen Partners III, L.P.
March 10, 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                                Very truly yours,


Name and Signature of Purchaser:                Address of Purchaser:


Galen Partners International III, L.P.          610 Fifth Avenue, 5th Floor
--------------------------------------          -------------------------------
By: Claudius, L.L.C.

By: /s/ Bruce F. Wesson                         New York, NY 10020
   -----------------------------------          -------------------------------
        Managing Member
                                                -------------------------------

Galen Partners III, L.P.
March __, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,


Name and Signature of Purchaser:             Address of Purchaser:

/s/ Bernard Seiz                             121 East 73rd St.
----------------------------------           -----------------------------------

By: Bernard Seiz                             New York, NY 10021
    ------------------------------           -----------------------------------

                                             -----------------------------------

Galen Partners III, L.P.
March __, 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.



                                             Very truly yours,


Name and Signature of Purchaser:             Address of Purchaser:

    Kenneth J. Gimbel                        876 Kimball Rd
----------------------------------           -----------------------------------

By: /s/ Kenneth J. Gimbel                    Highland Park, IL 60035
    ------------------------------           -----------------------------------

                                             -----------------------------------

Galen Partners III, L.P.
March 9, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.

                                        Very truly yours,

Name and Signature of Purchaser:        Address of Purchaser:
/s/ Hemant K. Shah                      29 Christy Drive
--------------------------------        ----------------------
/s/ Varsha H. Shah                      Warren, N.J. 07059
--------------------------------        ----------------------
By: Hemant K. Shah &
    Varsha H. Shah

Galen Partners III, L.P.
March 9, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                        Very truly yours,

Name and Signature of Purchaser:        Address of Purchaser:

/s/ Varsha H. Shah
By: Varsha H. Shah as Custodian for     -----------------------
    Sachin H. Shah
                                        -----------------------

                                        -----------------------

Galen Partners III, L.P.
March 9, 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.

                                        Very truly yours,

Name and Signature of Purchaser:        Address of Purchaser:

/s/ Varsha H. Shah
--------------------------------
By: Varsha H. Shah as Custodian         --------------------------
    for Sumzet H. Shah
                                        --------------------------

                                        --------------------------

Galen Partners III, L.P.
March --, 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.

                                        Very truly yours,

Name and Signature of Purchaser:        Address of Purchaser:

/s/ Ilene Rainisch                      315 Devon Pl.
---------------------------------       --------------------------
By: Ilene Rainisch                      Morganville, NJ 07751
                                        --------------------------

Galen Partners III, L.P.
March 9, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:


     /s/ Michael Rainish                             48 Madford St
--------------------------------             --------------------------------

By:      Michael Rainish                          Staten Island, NY 10314
   -----------------------------             --------------------------------


                                             --------------------------------

Galen Partners III, L.P.
March 9, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:


     /s/ Dennis L. Adams                             120 Kynlyn Road
--------------------------------             --------------------------------

By:      Dennis L. Adams                            Radnor, PA 19087
   -----------------------------             --------------------------------


                                             --------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:


        Patrick P. Coyne II                           477 Margo Lane
--------------------------------             --------------------------------

By: /s/  Patrick P. Coyne II                        Berwyn, PA 19312
   -----------------------------             --------------------------------


                                             --------------------------------

Galen Partners III, L.P.
March 9, 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:


   x    Michael M. Weisbrot
   x    Susan R. Weisbrot                           1136 Rock Creek Rd
--------------------------------             --------------------------------

By: /s/ Michael M. Weisbrot                       Gladwyne, PA 19035-1440
   -----------------------------             --------------------------------

    /s/ Susan R. Weisbrot
   -----------------------------             --------------------------------

Galen Partners III, L.P.
March 9, 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:

  GREG WOOD                                  1263 E. Calaveras St.
  ------------------------------             ------------------------------

By: /s/ Greg Wood                            Altadena, CA 91001
    ----------------------------             ------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:

  ALAN JERRARD SMITH                         21 BEDLOW AVE
  ------------------------------             ------------------------------

By: /s/ Alan Jerrard Smith                   NEWPORT
    ----------------------------             ------------------------------

                                             RI 02540
                                             ------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5



of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                             Very truly yours,

Name and Signature of Purchaser:             Address of Purchaser:

  Michael K. Reicher                         2214 Churchview Dr. #10
  ------------------------------             ------------------------------

By: /s/ Michael K. Reicher                   Rockford, IL 61107
    ----------------------------             ------------------------------


                                             ------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5

of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                        Very truly yours,

Name and Signature of Purchaser         Address of Purchaser:

/s/ Daniel W. Hill                      6725 Lynch Ave.
---------------------------------       ------------------------------

By: Daniel W. Hill                      Riverbank, California
   ------------------------------       ------------------------------

                                                               95367
                                        ------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5


of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                        Very truly yours,

Name and Signature of Purchaser         Address of Purchaser:

/s/ Peter R. Clemens                    20860 Valley Road
---------------------------------       ------------------------------

By:                                     Kildeer, Illinois 60047
   ------------------------------       ------------------------------


                                        ------------------------------

Galen Partners III, L.P.
March   , 1998
Page 5

of the Courts of the State of New York, and further consent that any process or notice of motion or other application to the said Court or Judge thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty days for appearance is allowed.


                                        Very truly yours,

Name and Signature of Purchaser:        Address of Purchaser:

Stephanie Heitmeyer                     17759 St. Rt. 66
--------------------------------        -------------------------------

By: /s/  Stephanie Heitmeyer            Ft. Jennings, OH 45844
--------------------------------        -------------------------------


                                        -------------------------------